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             [GRAPHIC]                           Allmerica IRA






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                                   ALLMERICA
                                  FINANCIAL(R)

                               Semi-Annual Report

                                 JUNE 30, 2003

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  The following funds are available under the group variable annuity you have chosen:


                      AIT Select International Equity Fund

                              AIT Core Equity Fund

                             AIT Equity Index Fund

                    AIT Select Investment Grade Income Fund

                            AIT Government Bond Fund

                             AIT Money Market Fund

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                              GENERAL INFORMATION



OFFICERS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE
COMPANY (FAFLIC)

Mark A. Hug, President and CEO
Edward J. Parry III, Senior Vice President and CFO
J. Kendall Huber, Senior Vice President and General Counsel
Robert P. Restrepo, Jr., Senior Vice President
John P. Kavanaugh, Vice President and Chief Investment Officer
Mark C. McGivney, Vice President and Treasurer
Charles F. Cronin, Vice President and Secretary

INVESTMENT ADVISERS
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

   INVESTMENT SUB-ADVISERS
   Opus Investment Management, Inc.
   440 Lincoln Street, Worcester, MA 01653
     Equity Index Fund
     Government Bond Fund
     Money Market Fund
     Select Investment Grade Income Fund

   Bank of Ireland Asset Management (U.S.) Ltd.
   26 Fitzwilliam Place, Dublin 2, Ireland
   75 Holly Hill Lane, Greenwich, CT 06830
     Select International Equity Fund

   Goldman Sachs Asset Management, L.P.
   32 Old Slip, New York, NY 10005
     Core Equity Fund (Co-Sub-Adviser)

   UBS Global Asset Management (Americas) Inc.
   One North Wacker Drive, Chicago, IL 60606
     Core Equity Fund (Co-Sub-Adviser)


One or more funds may not be available under the variable product which you have chosen. Inclusion in this report of a fund which is not available under your contract/policy is not to be considered a solicitation.



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                            PERFORMANCE DISCLOSURE

ALLMERICA IRA

Average Annual Total Returns as of 6/30/03

Total returns for the fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.

For more information about the performance of the underlying funds, see the Performance Reviews that follow.





Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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   To be preceded or accompanied by the current prospectus. Read it carefully before investing.

If you would like to request additional copies of this report, please contact either your Allmerica Financial representative or call 1-800-533-7881.

                    The Allmerica IRA contract is issued by
        First Allmerica Financial Life Insurance Company and offered by
                 VeraVest Investments, Inc., member NASD/SIPC.


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                                   ALLMERICA
                                  FINANCIAL(R)

                       THE ALLMERICA FINANCIAL COMPANIES
                       ---------------------------------
     The Hanover Insurance Company . Allmerica Financial Alliance Insurance
            Company . Allmerica Financial Benefit Insurance Company
 Citizens Insurance Company of America . Citizens Management Inc. . AMGRO, Inc.
                           . Financial Profiles, Inc.
        VeraVest Investments, Inc. . VeraVest Investment Advisors, Inc.
       . Opus Investment Management, Inc. . Allmerica Trust Company, N.A.
 First Allmerica Financial Life Insurance Company . Allmerica Financial Life
              Insurance and Annuity Company (all states except NY)

10300 (6/03)